Exhibit 99.1

FOR IMMEDIATE RELEASE

CORNERSTONE THERAPEUTICS INC. STOCKHOLDERS APPROVE MERGER

CARY, N.C., February 3, 2014 – Cornerstone Therapeutics Inc. (NASDAQ: CRTX) (the “Company” or “Cornerstone”), a specialty pharmaceutical company focused on commercializing products for the hospital and adjacent specialty markets, today announced that its stockholders have approved, at a special stockholder meeting held today, the previously announced merger agreement, under which Chiesi Farmaceutici S.p.A. (“Chiesi”) will acquire all of the outstanding common shares of Cornerstone for $9.50 per share in cash.

Votes “FOR” the adoption of the merger agreement totaled approximately 22,541,184 shares, or 83.73% of Cornerstone’s outstanding shares of common stock and entitled to vote thereon. Approximately 4,395,908 shares, or 50.22% of the shares not owned by Chiesi or any of its subsidiaries or by any officer or director of Cornerstone voted “FOR” the merger.

The transaction is expected to close later today. Letters of transmittal allowing Cornerstone’s stockholders of record to deliver their shares to the paying agent in exchange for payment of the merger consideration are expected to be distributed shortly after the closing.

About Cornerstone Therapeutics

Cornerstone Therapeutics Inc. (NASDAQ: CRTX), headquartered in Cary, N.C., is a specialty pharmaceutical company focused on commercializing products for the hospital and related specialty markets. Key elements of the Company’s strategy are to focus its commercial and internal development efforts in the hospital and related specialty product sector within the U.S. pharmaceutical marketplace; continue to seek out opportunities to acquire companies, marketed and/or registration-stage products, and late-stage development products that fit within the Company’s focus areas; and generate revenues by marketing approved generic products through the Company’s wholly-owned subsidiary, Aristos Pharmaceuticals, Inc.

Forward-Looking Statements

Statements in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” “would” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) risks arising from the merger’s diversion of management’s attention from the Company’s ongoing business operations; (2) litigation or adverse judgments relating to the merger; (3) the amount of the costs, fees, expenses and charges related to the merger agreement and the merger; (4) the effect of the announcement of the completion of the merger on the Company’s relationships with its customers, operating results and business generally; and (5) the ability to recognize benefits of the transaction; and the other factors described in Item 1A (Risk Factors) of our Annual Report on Form 10-K filed with the SEC on March 14, 2013 and in our subsequent filings with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this press release reflect our expectations and beliefs only as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as may be required by law. Our forward-looking statements do not reflect the potential impact of any acquisitions, mergers, dispositions, business development transactions, joint ventures or investments that we may make or enter into. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this release.

Contacts

Investor Relations Contact:

Josh Franklin

Vice President, Strategy and Business Development

+1-919-678-6520

josh.franklin@crtx.com

Media Relations Contact:

FleishmanHillard

Andrea Moody

+1-919-457-0743

andrea.moody@fleishman.com